UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

VCA Antech, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:     Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on July 24, 2008, regarding earnings for the second quarter of fiscal 2008, which is incorporated herein by reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01:     Financial Statements and Exhibits

(c)  Exhibits

99.1  Press release dated July 24, 2008, regarding earnings for the second quarter of fiscal 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2008	VCA Antech, Inc.

/s/ Tomas W. Fuller
By: Tomas W. Fuller
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1  Press release dated July 24, 2008, regarding earnings for the second quarter of fiscal 2008.

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